UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2013

SUPERTEX, INC.

(Exact name of registrant as specified in its charter)

California	0-12718	94-2328535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1235 Bordeaux Drive, Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 408-222-8888

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01.Regulation FD Disclosure.

Item 9.01Financial Statements and Exhibits.

Signatures

Item 7.01.    Regulation FD Disclosure.

On May 8, 2013, the Company held a conference call to discuss its financial results for its fiscal 2013 fourth quarter and year ended March 30, 2013.  A copy of the transcript of this conference call is attached hereto as Exhibit 99.1.

The information contained in item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit 99.1, Transcript of Registrant’s May 8, 2013, earnings conference call, is furnished pursuant to Item 7.01 of Form 8-K.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertex, Inc.
(Registrant)

Date: May 13, 2013	By	/s/ Phillip A. Kagel
	Name	Phillip A. Kagel
	Title	Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit                   Description

99.1	Transcript of Registrant’s May 8, 2013, conference call is furnished pursuant to Item 7.01 of Form 8-K.